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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 23, 1998

                       OMEGA HEALTHCARE INVESTORS, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)


         MARYLAND                 1-11316                 NO.38-3041398
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(State of other jurisdiction    (Commission               (IRS Employer
     of Incorporation)           File No.)             Identification No.)


905 WEST EISENHOWER CIRCLE, SUITE 110, ANN ARBOR, MI         48103
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   (Address of principal executive officers)               (Zip Code)


       Registrant's telephone number, including area code (734) 747-9790
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                                NOT APPLICABLE
                                --------------
        (Former name or former address, if changed since last report.)
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                  Item 7. Financial Statements and Exhibits


                                 (c) Exhibits

                           1 Underwriting Agreement

             4 Articles Supplementary for Series B Preferred Stock

       8 Opinion of Counsel to the Registrant regarding tax consequences


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       OMEGA HEALTHCARE INVESTORS, INC.
                       --------------------------------
                       (Registrant)

                       By: /s/ David A. Stover
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Date: April 27, 1998
                               David A. Stover
                               Chief Financial Officer

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                         EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
-----------                     -----------

EXHIBIT 1                       Underwriting Agreement

EXHIBIT 4                       Omega Healthcare Investors, Inc.
                                   Articles Supplementary

EXHIBIT 8                       Tax Opinion From Argue Pearson
                                   Harbison & Myers LLP.